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                                                                EXHIBIT 10.15(B)

                             LEASE SUPPLEMENT N0. 2

     THIS LEASE SUPPLEMENT N0. 2, dated as of September _, 1988, between Manufacturers Hanover Trust Company of California, not in its individual capacity but solely as owner trustee under the Second Amended and Restated Trust Agreement dated as of June 25, 1987 ("Lessor") and Chautauqua Airlines, Inc. ("Lessee");

                               W I T N E S S E T H

     WHEREAS, Lessor (by assignment from McDonnell Douglas Finance Corporation pursuant to an Assignment and Assumption of Lease Agreement dated as of August 15, 1988 which has been filed with the Federal Aviation Administration) and Lessee are parties to that certain Tease Agreement dated as of August 15, 1988, which Lease Agreement together with Lease Supplement No. 1 thereto (herein collectively called the "Lease" and the terms defined therein being herein used with the same meaning) was recorded by the Federal Aviation Administration on August 26, 1988 as conveyance No. K80051 and which Lease provides for the execution and delivery from time to time of Lease Supplements each substantially in the form hereof for the purpose of leasing the Aircraft under the Lease as and when delivered by the Lessor to the Lessee in accordance with the terms thereof;

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Article 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

     1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease Agreement, as herein supplemented, the following:

     (i) Airframe: Saab Scania AB, Saab SF340A, FAA Registration N128CH, manufacturer's serial no. 340A-128.

     (ii) Engines: General Electric model CT7-5A2, manufacturer's serial. nos. GE-E-367409K and GE-E-367439K (each of which engines has 750 or more rated takeoff horsepower);

     (iii) Propellers: Dowty Rotol model (c)R354/4-123-F/13, manufacturer's serial nos. DRG/5453/88 and DRG/5454/88 (each of which Propellers is capable of absorbing 750 or more rated takeoff shaft horsepower); and

     (iv) Such other further and additional equipment as may be specified in any attached invoices.

     All the foregoing is hereinafter referred to as the "Delivered Equipment."

                                       1

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Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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     2. The Delivery Date of the Delivered Equipment is the date of this Lease
Supplement set forth in the opening paragraph hereof.

     3. Equipment Cost for each of the delivered Aircraft (including Airframe, Engines, and Propellers) is [*].

     4. Term for the Delivered Equipment shall commence on the Delivery Date therefor and shall conclude on the close of business on September 30, 2002, subject to any early termination provisions invoked in accordance with the Lease.

     5. The Lessee hereby confirms its agreement to pay the Lessor Interim Rent, Basic Rent and Supplemental Rent for the Delivered Equipment, throughout the Term therefor in accordance with the Lease. The Interim Rent for the Delivered Equipment shall be payable on October 1, 1988 in an amount equal to $________. The Interim Rent shall be allocated, for Federal income tax purposes, to the monthly periods immediately before the date it is due. The Basic Rent for the Delivered Equipment shall be payable in 168 consecutive monthly installments, payable in advance, the first installment of which is due and payable October 1, 1988, and subsequent installments shall be payable on the first day of each month throughout the Term. [*] Each installment of Basic Rent shall be allocated, for Federal income tax purposes, to the monthly period immediately after the date it is due.

     All payments of Rent under the Lease shall he paid to Lessor by wire transfer of immediately available funds on or before the due dates therefor to Wells Fargo Bank, N.A., San Francisco Main Office, Credit: MANCAL-Trust Aid Control, Account No. 0001-179936.

     6. The Lessee hereby confirms to the Lessor that it will, as soon as practicable, mark the Delivered Equipment as showing all interests thereto in accordance with the terms of the Lease and that the Lessee has accepted the Delivered Equipment for all purposes hereof and of the Lease, including its being airworthy, in accordance with specifications, in good working order and repair and without defect in title, condition, design, operation or fitness for use, whether or not discoverable by Lessee on the date hereof, and free and clear of all Liens, except for those contemplated by the Lease, provided, however, that nothing contained herein or in the Lease shall in any way diminish or otherwise affect any right the Lessee or the Lessor may have with respect to the Delivered Equipment against the manufacturer thereof, or any subcontractor or supplier of the manufacturer thereof.

                                        2

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* Confidential

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     7. This Lease Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                       Manufacturers Hanover Trust Company of
                                           California,
                                       not in its individual capacity but solely
                                       as owner trustee under the Second Amended
                                       and Restated Trust Agreement dated as of
                                       June 25, 1987, AS AMENDED
                                       By:
                                            -----------------------------------
                                       Its:
                                            -----------------------------------

                                       Chautauqua Airlines, Inc.,
                                         as Lessee

                                       By:  /s/ Timothy Coon
                                            -----------------------------------
                                       Its: President
                                            -----------------------------------

                                        3
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                                   EXHIBIT B1
                              STIPULATED LOSS VALUE
         (FOR ALL ITEMS OF EQUIPMENT COVERED BY LEASE SUPPLEMENT NO. 2)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]